March 4, 2021

DREYFUS AMT-FREE MUNICIPAL CASH MANAGEMENT PLUS

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of Dreyfus AMT-Free Municipal Cash Management Plus (the "Fund") has approved the liquidation of the Fund, effective on or about May 18, 2021 (the "Liquidation Date").  Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and/or allowed to mature in their normal course and the Fund may cease to pursue its investment objective and policies.  The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about April 7, 2021 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established for "sweep accounts" and by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date.

Fund shares held on the Liquidation Date in Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates, if any, will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM").  Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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